Exhibit 99.2

Quarterly Financial Supplement

For the Period Ended December 31, 2008

(NYSE: NFP)

Investor Relations Contact:

Marc Gordon

(212) 301-4033

ir@nfp.com

The Quarterly Financial Supplement (“QFS”) includes non-GAAP measures called cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax), gross margin before management fees and percentages or calculations using these measures. The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. As of the fourth quarter of 2008, the Company modified its definition of cash earnings to reduce cash earnings for the tax benefit of impairment of goodwill and intangible assets. Prior periods have been modified on a comparable basis. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, and the after-tax impact of the impairment of goodwill and intangible assets. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income per diluted share, respectively. Gross margin before management fees should not be viewed as a substitute for gross margin. A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in this QFS and the Company’s earnings press release for the quarter ended December 31, 2008, both of which are available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will" and "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP's operations or strategy. These forward-looking statements are based on management's current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP's success in acquiring high quality independent financial services distribution firms, (2) the performance of NFP's firms following acquisition, (3) competition in the business of providing financial services to high net worth individuals and companies, (4) NFP's ability, through its operating structure, to respond quickly and effectively to regulatory, operational or financial situations, (5) NFP's ability to manage its business effectively and profitably through the principals of its firms, and any losses that NFP may take, on dispositions of firms or otherwise, (6) changes in tax laws, including the elimination or modification of the federal estate tax and any change in the tax treatment of life insurance products, (7) developments in the pricing, design or underwriting of insurance products, revisions in mortality tables by life expectancy underwriters or changes in NFP's relationships with insurance companies, (8) changes in premiums and commission rates and the rates of other fees paid to NFP's firms, including life settlement and registered investment advisory fees, (9) a recessionary economic environment, resulting in fewer sales of financial services or products, including rising unemployment which could impact group benefit sales based on reduced headcount, and the availability of credit in connection with the purchase of such products or services, or consumer hesitancy in spending, (10) adverse results or other consequences from litigation, arbitration, regulatory investigations and inquiries, or internal compliance initiatives, including those related to compensation agreements with insurance companies and activities within the life settlements industry, (11) uncertainty in the financial services, insurance and life settlements industries arising from investigations into certain business practices and subpoenas received from various governmental authorities and related litigation, (12) the reduction of NFP's revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions, (13) changes in interest rates or general economic and credit market conditions, including changes that adversely affect NFP's ability to access capital, such as the global credit crisis that began in 2007 and continues today, (14) the occurrence of events or circumstances that could be indicators of impairment to goodwill and intangible assets which require the Company to test for impairment, and the impact of any impairments that the Company may take, (15) securities and capital markets behavior, including fluctuations in the price of NFP's common stock and recent uncertainty in the U.S. financial markets, (16) the impact of legislation or regulations in jurisdictions in which NFP's subsidiaries operate, including the possible adoption of comprehensive and exclusive federal regulation over all interstate insurers and the uncertain impact of proposals for legislation regulating the financial services industry, (17) the impact of the adoption or modification of certain accounting treatments or policies and changes in underlying assumptions, relating to, among other things, impairments, which may lead to adverse financial results, (18) adverse results or other consequences from higher than anticipated compliance costs, including those related to expenses arising from internal reviews of business practices and regulatory investigations or those arising from compliance with state or federal laws, (19) the continued availability of borrowings and letters of credit under NFP's credit facility, and (20) other factors described in NFP's filings with the Securities and Exchange Commission (the "SEC"), including those set forth in NFP's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on February 19, 2008, and in NFP's Quarterly Report on Form 10-Q for the period ended September 30, 2008, filed with the SEC on November 7, 2008. Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited - dollars in thousands, except per share data)

	At or for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
GAAP net (loss) income	$(10,710)	$5,141	$10,400	$10,005	$19,274
Amortization of intangibles	9,871	9,907	9,665	9,751	9,340
Depreciation	3,665	3,497	3,155	3,054	3,045
Impairment of goodwill and intangible assets	31,031	5,198	2,848	2,180	2,222
Tax benefit of impairment of goodwill and intangible assets	(5,474)	(874)	(937)	(852)	(300)
Cash earnings (1)	$28,383	$22,869	$25,131	$24,138	$33,581

GAAP net income per share - diluted	(0.26)	0.12	0.25	0.24	0.47
Amortization of intangibles	0.24	0.24	0.24	0.24	0.23
Depreciation	0.09	0.08	0.08	0.07	0.07
Impairment of goodwill and intangible assets	0.76	0.13	0.07	0.05	0.05
Tax benefit of impairment of goodwill and intangible assets	(0.13)	(0.02)	(0.02)	(0.02)	(0.01)
Cash earnings per share - diluted (1)(2)	0.70	0.56	0.61	0.59	0.82

Shares outstanding, beginning of period	39,640	39,175	39,532	38,935	38,432
Common shares issued for acquisitions during period	—	316	—	354	284
Common shares issued for contingent consideration and escrow during period	11	109	6	—	25
Common shares issued for stock-based awards during period	68	38	55	290	183
Common shares repurchased during period	—	(145)	(547)	(348)	(6)
Common shares issued under ongoing incentive program	5	122	104	59	6
Other	29	25	25	242	11
Shares outstanding, end of period	39,753	39,640	39,175	39,532	38,935

Weighted average common shares outstanding	39,718	39,645	39,372	39,461	38,805
Dilutive effect of contingent consideration and incentive payments	176	384	322	283	172
Dilutive effect of stock-based awards	777	1,148	1,266	1,366	1,876
Dilutive effect of escrow, stock subscriptions and other	54	10	44	46	39
Weighted average common shares outstanding - diluted	40,725	41,187	41,004	41,156	40,892

Debt to total capitalization	32.4%	33.6%	33.8%	34.0%	31.8%

Total NFP owned firms at period end	181	184	182	183	184

(1)

As of the fourth quarter of 2008, the Company modified its definition of cash earnings to reduce cash earnings for the tax benefit of impairment of goodwill and intangible assets. Prior periods have been modified on a comparable basis. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, and the after-tax impact of the impairment of goodwill and intangible assets.

(2)	The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. "SAME STORE" METRICS (Unaudited - dollars in thousands)

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
“Same store” revenue growth/decline for quarterly period	-17.1%	-14.4%	-3.7%	5.9%	7.6%
“Same store” revenue growth/decline for year-to-date period	-8.7%	-5.0%	0.7%	5.9%	0.3%

Net “same store” revenue growth/decline for quarterly period	-12.7%	-11.3%	-4.4%	5.2%	7.7%
Net “same store” revenue growth/decline for year-to-date period	-6.9%	-4.3%	-0.1%	5.2%	2.6%

“Same store” gross margin before management fees growth/decline for quarterly period	-20.5%	-27.1%	-16.1%	-0.4%	5.5%
“Same store” gross margin before management fees growth/decline for year-to-date period	-17.9%	-16.6%	-9.7%	-0.4%	-1.2%

“Same store” gross margin growth/decline for quarterly period	-18.0%	-22.6%	-17.2%	-0.5%	0.3%
“Same store” gross margin growth/decline for year-to-date period	-16.0%	-15.0%	-10.4%	-0.5%	-3.1%

	For the Years Ended
	December 31,	December 31,	December 31,
	2008	2007	2006
"Same store" revenue growth	-8.7%	0.3%	5.4%
Net "same store" revenue growth	-6.9%	2.6%	1.4%
"Same store" gross margin before management fees growth/decline	-17.9%	-1.2%	-3.4%
"Same store" gross margin growth/decline (1)	-16.0%	-3.1%	-6.1%

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
Components of "same store" gross margin for the next year period comparison (2)
"Same store" comparable revenue	$240,622	$213,385	$218,789	$207,103	$276,092
"Same store" comparable commissions and fees expense	42,950	40,541	45,496	41,804	61,378
Net "same store" comparable revenue	197,672	172,844	173,293	165,299	214,714
"Same store" comparable operating expense	90,786	89,338	86,954	87,257	88,729
"Same store" comparable gross margin before management fees	106,886	83,506	86,339	$78,042	125,985
"Same store" comparable management fees	52,588	41,715	42,549	$36,246	65,910
"Same store" comparable gross margin	$54,298	$41,791	$43,790	$41,796	$60,075

(1)

In the prior year periods, the company excluded incentive accruals from this calculation. Prior periods shown above have been modified to include incentive accruals in this calculation. The "same store" gross margin growth/decline, excluding incentive accruals for the years ended 2006, 2007 and 2008 was -3.5%, -2.7% and -20.2%, respectively.

(2)

These are the components of gross margin growth for the firms that are anticipated to be part of the "same store" revenue growth/decline calculation in the corresponding future quarter. The reported figures may change in future periods as the result of dispositions, mergers and/or sub-acquisitions where the acquired firm represents more than 25% of the acquiring firm.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET) (Unaudited - in thousands)

	At
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
ASSETS
Current assets:
Cash and cash equivalents	$48,621	$67,444	$65,259	$65,663	$114,182
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	75,109	81,942	78,289	77,329	80,403
Commissions, fees and premiums receivable, net	140,758	108,028	113,247	125,495	151,195
Due from principals and/or certain entities they own	16,329	32,186	23,081	14,545	14,366
Notes receivable, net	6,496	6,459	6,523	6,135	5,658
Deferred tax assets	9,435	10,803	11,623	13,436	17,413
Other current assets	19,284	20,150	22,764	17,229	17,034
Total current assets	316,032	327,012	320,786	319,832	400,251
Property and equipment, net	51,683	52,430	50,426	41,705	31,823
Deferred tax assets	24,858	22,869	21,654	20,584	20,561
Intangibles, net	462,123	473,384	470,229	481,579	475,149
Goodwill, net	635,693	658,558	641,050	639,464	610,499
Notes receivable, net	23,683	19,647	20,479	20,075	12,588
Other non-current assets	29,213	30,778	31,163	32,775	9,209
Total assets	$1,543,285	$1,584,678	$1,555,787	$1,556,014	$1,560,080
LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$73,159	$81,719	$79,325	$73,206	$78,450
Borrowings	148,000	173,000	169,000	174,000	126,000
Income taxes payable	—	—	—	3,679	2,480
Due to principals and/or certain entities they own	38,791	35,473	26,155	17,327	68,493
Accounts payable	28,513	21,397	22,071	24,128	33,404
Dividends payable	—	8,320	8,255	8,296	8,171
Accrued liabilities	54,380	56,137	60,689	64,999	84,360
Total current liabilities	342,843	376,046	365,495	365,635	401,358
Deferred tax liabilities	119,399	122,173	120,426	119,294	116,115
Convertible senior notes	230,000	230,000	230,000	230,000	230,000
Other non-current liabilities	62,874	59,613	57,673	56,723	49,440
Total liabilities	755,116	787,832	773,594	771,652	796,913
STOCKHOLDERS' EQUITY
Preferred stock at par value	—	—	—	—	—
Common stock at par value	4,388	4,380	4,341	4,336	4,244
Additional paid-in capital	834,263	833,010	816,304	809,653	780,678
Retained earnings	109,024	119,831	122,998	120,879	119,197
Accumulated other comprehensive income	(50)	(21)	—	—	—
Treasury stock	(159,456)	(160,354)	(161,450)	(150,506)	(140,952)
Total stockholders' equity	788,169	796,846	782,193	784,362	763,167
Total liabilities and stockholders' equity	$1,543,285	$1,584,678	$1,555,787	$1,556,014	$1,560,080

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
Cash flow from operating activities:
Net (loss) income	$(10,710)	$5,141	$10,400	$10,005	$19,274

Adjustments to reconcile to net cash provided by operating activities:
Deferred taxes	(3,448)	(391)	266	148	(3,194)
Stock-based compensation	2,591	3,290	3,539	3,203	3,415
Impairment of goodwill and intangible assets	31,031	5,198	2,848	2,180	2,222
Amortization of intangibles	9,871	9,907	9,665	9,751	9,340
Depreciation	3,665	3,497	3,155	3,054	3,045
Loss (gain) on sale of subsidiaries	2	(578)	(463)	(6,624)	120
Other, net	(26)	—	—	—	(2)

(Increase) decrease in operating assets:
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	6,833	2,623	(960)	3,074	(420)
Commissions, fees and premiums receivable, net	(30,490)	6,328	12,344	25,780	(33,178)
Due from principals and/or certain entities they own	15,857	(9,031)	(8,536)	(179)	4,298
Notes receivable, net - current	(37)	64	(388)	(565)	(497)
Other current assets	5,351	2,614	(5,535)	(195)	1,260
Notes receivable, net - non-current	(3,495)	796	(717)	(7,755)	458
Other non-current assets	1,916	420	1,591	(15,564)	161

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	(8,560)	(3,792)	6,119	(5,244)	1,780
Income taxes payable	(3,355)	1,422	(2,552)	2,005	4,459
Due to principals and/or certain entities they own	72	9,250	8,828	(51,292)	22,634
Accounts payable	7,116	(939)	(2,057)	(9,429)	7,609
Accrued liabilities	4,563	(1,727)	8,626	(29,180)	13,333
Other non-current liabilities	3,367	1,933	950	8,016	7,716
Total adjustments	42,824	30,884	36,723	(68,816)	44,559
Net cash provided by (used in) operating activities	32,114	36,025	47,123	(58,811)	63,833

Cash flow from investing activities:
Proceeds from disposal of subsidiaries	92	1,240	405	20,878	—
Purchases of property and equipment, net	(2,919)	(5,439)	(11,876)	(13,007)	(4,993)
Payments for acquired firms, net of cash, and contingent consideration	(12,587)	(22,989)	(10,739)	(30,054)	(71,027)
Net cash used in investing activities:	(15,414)	(27,188)	(22,210)	(22,183)	(76,020)

Cash Flow from financing activities:
Repayments of borrowings	(45,000)	(47,000)	(31,000)	(54,000)	(24,000)
Proceeds from borrowings	20,000	51,000	26,000	102,000	70,000
Proceeds from stock-based awards, including tax benefit	(1,999)	277	604	2,600	1,250
Shares cancelled to pay withholding taxes	(135)	(22)	(32)	(626)	(2,636)
Payments for treasury stock repurchase	—	(2,691)	(12,593)	(9,328)	—
Dividends paid	(8,389)	(8,216)	(8,296)	(8,171)	(6,919)
Net cash (used in) provided by financing activities	(35,523)	(6,652)	(25,317)	32,475	37,695
Net (decrease) increase in cash and cash equivalents	(18,823)	2,185	(404)	(48,519)	25,508
Cash and cash equivalents, beginning of period	67,444	65,259	65,663	114,182	88,674
Cash and cash equivalents, end of the period	$48,621	$67,444	$65,259	$65,663	$114,182

Supplemental disclosures of cash flow information
Cash paid for income taxes	$7,502	$7,949	$14,517	$7,502	$12,937
Cash paid for interest	$2,188	$2,649	$1,690	$3,229	$2,061

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS – YEAR-TO-DATE (Unaudited - dollars in thousands)

	For the Year-to-Date Period
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
Cash flow from operating activities:
Net (loss) income	$14,836	$25,546	$20,405	$10,005	$54,232

Adjustments to reconcile to net cash provided by operating activities:
Deferred taxes	(3,425)	23	414	148	(14,516)
Stock-based compensation	12,623	10,032	6,742	3,203	12,900
Impairment of goodwill and intangible assets	41,257	10,226	5,028	2,180	7,877
Amortization of intangibles	39,194	29,323	19,416	9,751	34,303
Depreciation	13,371	9,706	6,209	3,054	11,010
(Gain) loss on sale of subsidiaries	(7,663)	(7,665)	(7,087)	(6,624)	(1,864)
Other, net	(26)	—	—	—	3,663

(Increase) decrease in operating assets:
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	11,570	4,737	2,114	3,074	(6,359)
Commissions, fees and premiums receivable, net	13,962	44,452	38,124	25,780	(13,451)
Due from principals and/or certain entities they own	(1,889)	(17,746)	(8,715)	(179)	(4,219)
Notes receivable, net - current	(926)	(889)	(953)	(565)	(1,023)
Other current assets	2,235	(3,116)	(5,730)	(195)	(746)
Notes receivable, net - non-current	(11,171)	(7,676)	(8,472)	(7,755)	(3,467)
Other non-current assets	(11,637)	(13,553)	(13,973)	(15,564)	1,778

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	(11,477)	(2,917)	875	(5,244)	4,268
Income taxes payable	(2,480)	875	(547)	2,005	(7,007)
Due to principals and/or certain entities they own	(33,142)	(33,214)	(42,464)	(51,292)	2,978
Accounts payable	(5,309)	(12,425)	(11,486)	(9,429)	(7,053)
Accrued liabilities	(17,718)	(22,281)	(20,554)	(29,180)	22,982
Other non-current liabilities	14,266	10,899	8,966	8,016	12,120
Total adjustments	41,615	(1,209)	(32,093)	(68,816)	54,174
Net cash provided by (used in) operating activities	56,451	24,337	(11,688)	(58,811)	108,406

Cash flow from investing activities:
Proceeds from disposal of subsidiaries	22,615	22,523	21,283	20,878	1,920
Purchases of property and equipment, net	(33,241)	(30,322)	(24,883)	(13,007)	(13,308)
Payments for acquired firms, net of cash, and contingent consideration	(76,369)	(63,782)	(40,793)	(30,054)	(206,366)
Net cash used in investing activities	(86,995)	(71,581)	(44,393)	(22,183)	(217,754)

Cash Flow from financing activities:
Repayments of borrowings	(177,000)	(132,000)	(85,000)	(54,000)	(161,000)
Proceeds from borrowings	199,000	179,000	128,000	102,000	204,000
Proceeds from convertible senior notes	—	—	—	—	230,000
Convertible senior notes issuance costs	—	—	—	—	(7,578)
Proceeds from warrants sold	—	—	—	—	34,040
Proceeds of call options	—	—	—	—	(55,890)
Proceeds from stock-based awards, including tax benefit	1,482	3,481	3,204	2,600	19,277
Shares cancelled to pay withholding taxes	(815)	(680)	(658)	(626)	(3,425)
Payments for treasury stock repurchase	(24,612)	(24,612)	(21,921)	(9,328)	(106,605)
Dividends paid	(33,072)	(24,683)	(16,467)	(8,171)	(27,495)
Net cash (used in) provided by financing activities	(35,017)	506	7,158	32,475	125,324
Net (decrease) increase in cash and cash equivalents	(65,561)	(46,738)	(48,923)	(48,519)	15,976
Cash and cash equivalents, beginning of period	114,182	114,182	114,182	114,182	98,206
Cash and cash equivalents, end of the period	$48,621	$67,444	$65,259	$65,663	$114,182

Supplemental disclosures of cash flow information
Cash paid for income taxes	$37,470	$29,968	$22,019	$7,502	$48,571
Cash paid for interest	$9,756	$7,568	$4,919	$3,229	$6,657

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
Revenue:
Commissions and fees	$299,252	$277,282	$287,457	$286,396	$355,884

Cost of services:
Commissions and fees	87,381	85,216	93,991	96,280	115,017
Operating expenses (1)	102,387	102,384	100,358	103,839	104,918
Management fees	51,956	41,140	40,818	36,769	67,921
Total cost of services	241,724	228,740	235,167	236,888	287,856
Gross margin	57,528	48,542	52,290	49,508	68,028

Corporate and other expenses:
General and administrative	15,289	16,537	16,180	16,183	14,646
Amortization of intangibles	9,871	9,907	9,665	9,751	9,340
Impairment of goodwill and intangible assets	31,031	5,198	2,848	2,180	2,222
Depreciation	3,665	3,497	3,155	3,054	3,045
Loss (gain) on sale of subsidiaries	2	(578)	(463)	(6,624)	120
Total corporate and other expenses	59,858	34,561	31,385	24,544	29,373
Income from operations	(2,330)	13,981	20,905	24,964	38,655

Net interest and other	(1,337)	(1,284)	(1,511)	(1,559)	(486)
Income before income taxes	(3,667)	12,697	19,394	23,405	38,169

Income tax expense	7,043	7,556	8,994	13,400	18,895
Net (loss) income	$(10,710)	$5,141	$10,400	$10,005	$19,274
Cash Earnings Reconciliation
GAAP Net (loss) income	$(10,710)	$5,141	$10,400	$10,005	$19,274
Amortization of intangibles	9,871	9,907	9,665	9,751	9,340
Depreciation	3,665	3,497	3,155	3,054	3,045
Impairment of goodwill and intangible assets	31,031	5,198	2,848	2,180	2,222
Tax benefit of impairment of goodwill and intangible assets	(5,474)	(874)	(937)	(852)	(300)
Cash earnings	$28,383	$22,869	$25,131	$24,138	$33,581

(1)	Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
Revenue:
Commissions and fees	$1,150,387	$851,135	$573,853	$286,396	$1,194,294

Cost of services:
Commissions and fees	362,868	275,487	190,271	96,280	386,460
Operating expenses (1)	408,968	306,581	204,197	103,839	371,610
Management fees (2)	170,683	118,727	77,587	36,769	211,825
Total cost of services	942,519	700,795	472,055	236,888	969,895
Gross margin	207,868	150,340	101,798	49,508	224,399

Corporate and other expenses:
General and administrative	64,189	48,900	32,363	16,183	58,495
Amortization of intangibles	39,194	29,323	19,416	9,751	34,303
Impairment of goodwill and intangible assets	41,257	10,226	5,028	2,180	7,877
Depreciation	13,371	9,706	6,209	3,054	11,010
Management agreement buyout	—	—	—	—	13,046
Gain on sale of subsidiaries	(7,663)	(7,665)	(7,087)	(6,624)	(1,864)
Total corporate and other expenses	150,348	90,490	55,929	24,544	122,867
Income from operations	57,520	59,850	45,869	24,964	101,532
Net interest and other	(5,691)	(4,354)	(3,070)	(1,559)	(878)
Income before income taxes	51,829	55,496	42,799	23,405	100,654
Income tax expense	36,993	29,950	22,394	13,400	46,422
Net income	$14,836	$25,546	$20,405	$10,005	$54,232

Cash Earnings Reconciliation
GAAP Net income	$14,836	$25,546	$20,405	$10,005	$54,232
Amortization of intangibles	39,194	29,323	19,416	9,751	34,303
Depreciation	13,371	9,706	6,209	3,054	11,010
Impairment of goodwill and intangible assets	41,257	10,226	5,028	2,180	7,877
Tax benefit of impairment of goodwill and intangible assets	(8,137)	(2,663)	(1,789)	(852)	(1,899)
Cash earnings	$100,521	$72,138	$49,269	$24,138	$105,523
Management agreement buyout, net of tax	—	—	—	—	7,681
Cash earnings excluding management agreement buyout, net of tax	$100,521	$72,138	$49,269	$24,138	$113,204

(1)	Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2)	Excludes management agreement buyout shown separately in Corporate and other expenses.

NATIONAL FINANCIAL PARTNERS CORP. CALCULATION OF GROSS MARGIN, COMPONENTS OF MANAGEMENT FEES FOR QUARTERLY PERIODS (Unaudited - dollars in thousands, except share price data)

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
Calculation of Gross Margin
Revenue	$299,252	$277,282	$287,457	$286,396	$355,884
Cost of services:
Commissions and fees	87,381	85,216	93,991	96,280	115,017
Operating expenses (1)	102,387	102,384	100,358	103,839	104,918
Gross margin before management fees	109,484	89,682	93,108	86,277	135,949
Management fees	51,956	41,140	40,818	36,769	67,921
Gross margin	$57,528	$48,542	$52,290	$49,508	$68,028
Gross margin as a percentage of revenue	19.2%	17.5%	18.2%	17.3%	19.1%
Gross margin before management fees as a percentage of revenue	36.6%	32.3%	32.4%	30.1%	38.2%

Management fee percentage	47.5%	45.9%	43.8%	42.6%	50.0%

Components of Management Fees
Gross margin before management fees	$109,484	$89,682	$93,108	$86,277	$135,949
Components of management fees:
Basic management fees	51,215	39,452	38,241	35,637	62,521
Incentive management fees	741	1,688	2,577	1,132	5,400
Management fees	$51,956	$41,140	$40,818	$36,769	$67,921

Components of management fee percentage
Basic management fee percentage	46.8%	44.0%	41.1%	41.3%	46.0%
Incentive management fee percentage	0.7%	1.9%	2.8%	1.3%	4.0%
Total Management fee percentage (2)	47.5%	45.9%	43.8%	42.6%	50.0%

Economic ownership percentage of owned firms	52%	52%	52%	52%	51%

(1)	Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2)	The sum of the Components of management fee percentage may not agree to Total Management fee percentage due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. CALCULATION OF GROSS MARGIN AND COMPONENTS OF MANAGEMENT FEES FOR YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
Calculation of Gross Margin
Revenue	$1,150,387	$851,135	$573,853	$286,396	$1,194,294
Cost of services:
Commissions and fees	362,868	275,487	190,271	96,280	386,460
Operating expenses (1)	408,968	306,581	204,197	103,839	371,610
Gross margin before management fees	378,551	269,067	179,385	86,277	436,224
Management fees (2)	170,683	118,727	77,587	36,769	211,825
Gross margin	$207,868	$150,340	$101,798	$49,508	$224,399
Gross margin as a percentage of revenue	18.1%	17.7%	17.7%	17.3%	18.8%
Gross margin before management fees as a percentage of revenue	32.9%	31.6%	31.3%	30.1%	36.5%

Management fee percentage (2)	45.1%	44.1%	43.3%	42.6%	48.6%

Components of Management Fees
Gross margin before management fees	$378,551	$269,067	$179,385	$86,277	$436,224
Components of management fees:
Basic management fees	164,545	113,330	73,878	35,637	194,916
Incentive management fees	6,138	5,397	3,709	1,132	16,909
Management fees	$170,683	$118,727	$77,587	$36,769	$211,825

Components of management fee percentage
Basic management fee percentage	43.5%	42.1%	41.2%	41.3%	44.7%
Incentive management fee percentage	1.6%	2.0%	2.1%	1.3%	3.9%
Total Management fee percentage (3)	45.1%	44.1%	43.3%	42.6%	48.6%

(1)	Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2)	Excludes management agreement buyout shown separately in Corporate and other expenses.
(3)	The sum of the Components of management fee percentage may not agree to Total Management fee percentage due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS FOR QUARTERLY AND YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
Number of acquisitions closed	4	6	1	8	3
Consideration:
Cash	$161	$18,749	$275	$29,288	$68,358
Common stock	—	6,424	—	12,035	13,859
Other	3,269	278	80	342	352
Total consideration paid (1)	$3,430	$25,451	$355	$41,665	$82,569

Target earnings of acquired firms	$940	$6,646	$200	$12,872	$15,380
Base earnings of acquired firms	$450	$4,264	$100	$10,685	$11,440

Revenue from new acquisitions	$6,155	$9,037	$13,478	$25,623	$29,018
Revenue from existing firms	293,097	268,245	273,979	260,773	326,866
Total revenue	$299,252	$277,282	$287,457	$286,396	$355,884

	For the Year-to-Date Period Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007

Number of acquisitions closed	19	15	9	8	25
Consideration:
Cash	$48,474	$48,313	$29,563	$29,288	$192,106
Common stock	18,458	18,458	12,035	12,035	39,335
Other	4,096	791	499	342	1,078
Total consideration paid (1)	$71,028	$67,562	$42,097	$41,665	$232,519

Target earnings of acquired firms	$20,658	$19,718	$13,072	$12,872	$53,608
Base earnings of acquired firms	$15,499	$15,049	$10,785	$10,685	$34,538

Revenue from new acquisitions	$54,293	$48,138	$39,101	$25,623	$92,161
Revenue from existing firms	1,096,094	802,997	534,752	260,773	1,102,133
Total revenue	$1,150,387	$851,135	$573,853	$286,396	$1,194,294

(1)

Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions. Total consideration includes amounts paid by both NFP and the principals for acquisitions and sub-acquisitions.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES AND GOODWILL DATA (Unaudited - in thousands)

	At or for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
Intangible Assets:
Book of business	$131,297	$136,392	$134,343	$139,787	$134,355
Management contracts	308,189	314,062	312,845	318,520	317,433
Trade name	10,207	10,283	10,176	10,190	10,059
Institutional customer relationships	12,430	12,647	12,865	13,082	13,302
Goodwill	635,693	658,558	641,050	639,464	610,499
Total intangible assets and goodwill	$1,097,816	$1,131,942	$1,111,279	$1,121,043	$1,085,648

Amortization Expense & Impairment Loss:
Book of business	$5,969	$6,535	$5,669	$5,747	$5,334
Management contracts	5,680	4,696	5,800	4,540	3,787
Trade name	77	45	—	12	80
Institutional customer relationships	218	218	218	218	218
Goodwill	28,958	3,611	826	1,414	2,143
Total amortization expense & impairment loss	$40,902	$15,105	$12,513	$11,931	$11,562

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of target earnings of acquired firms that NFP capitalizes at the time of acquisition of a firm.
Basic Management Fees:

Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the firms they manage in accordance with their management agreements. Basic management fees largely consist of: firm earnings in excess of base earnings up to target earnings, plus a portion of the earnings in excess of target earnings in accordance with the ratio of base earnings to target earnings, and where applicable, stock-based compensation for stock awards issued to NFP’s principals.

Basic Management Fee Percentage:	Basic management fees as a percentage of gross margin before management fees.
Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation, and the after tax impact of the impairment of goodwill and intangibles.
Cash Earnings per Share - Diluted:	Represents cash earnings divided by weighted average diluted shares outstanding.
Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.
Common Shares Issued for Contingent Consideration and Escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.
Common Shares Issued for Stock-Based Awards:	Represents the number of shares of NFP common stock issued under the Company’s various Stock Incentive Plans during the period presented.
Common Shares Issued under Ongoing Incentive Program:	Represents the number of shares of NFP common stock issued under the Company’s ongoing incentive program.
Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.
Components of “Same Store” Gross Margin for the next year period comparison:

The components of gross margin for the firms that are anticipated to be part of the "Same Store" Revenue Growth/Decline calculation in the corresponding future quarter. The reported figures may change in future periods as the result of dispositions, mergers and/or sub-acquisitions where the acquired firm represents more than 25% of the acquiring firm.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders’ equity at the end of the same period.
Economic Ownership Percentage of Owned Firms:	Represents base earnings as a percentage of target earnings.
Incentive Management Fees:	Represents the expense incurred due to accruals for certain performance-based incentive amounts payable under NFP’s ongoing incentive program.

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Incentive Management Fee Percentage:	Incentive management fees as a percentage of gross margin before management fees.
Intangible Assets - Book of Business:

A portion of the purchase price of acquisitions made by NFP is allocated to book of business. The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm. The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:

The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill. In accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 142, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses recorded against underperforming firms or firms that NFP disposed.

Intangible Assets - Institutional Customer Relationships:

A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships. The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired. Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Intangible Assets - Management Contracts:

A portion of the purchase price of acquisitions made by NFP is allocated to management contracts. The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement. The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.
Management Agreement Buyout:

From time to time, NFP may seek to acquire an additional economic interest in one of its existing firms through the acquisition of a principals’ ownership interest in a management company which has been contracted by NFP to manage and operate one of its wholly-owned subsidiaries. The acquisition of this ownership interest will be treated for accounting purposes as the settlement of an executory contract in a business combination between parties with a preexisting relationship and expensed as part of corporate and other expenses.

Management Fees:

Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage. Management fees include: basic management fees and incentive management fees.

Management Fee Percentage:	Management fees as a percentage of gross margin before management fees.

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS
Net “Same Store” Revenue Growth/Decline:	The growth of revenue less commissions and fees as a component of cost of services of firms included in the "Same Store" Revenue Growth/Decline calculation.
Revenue from New Acquisitions and Revenue from Existing Firms:

NFP calculates revenue from new acquisitions and revenue from existing firms. A firm is considered to be a new acquisition for the twelve months following the acquisition. After twelve months, a firm is considered to be an existing firm. Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period. Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms. Sub-acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition. Revenue of disposed firms are included in all periods up to and including the period of disposal.

“Same Store” Comparable:

This metric is utilized to denote revenue and/or expense amounts from firms in the current period that are anticipated to be part of the “Same Store” Revenue Growth/Decline calculation in the corresponding future next year period.

“Same Store” Gross Margin Growth/Decline:	The growth of revenue less commissions and fees, operating expenses and management fees, of firms included in the "Same Store" Revenue Growth/Decline calculation.
“Same Store” Revenue Growth/Decline:

NFP calculates the internal growth rate of the revenue of its firms. This calculation compares the change in revenue of a comparable group of firms for the same time period in successive years. NFP includes firms in this calculation at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm or has made a sub-acquisition that represents more than 25% of the base earnings of the acquiring firm. With respect to two owned firms that merge, the combined firm is excluded from the calculation from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger. However, if both firms involved in a merger are included in the internal growth rate calculation at the time of the merger, the combined firm continues to be included in the calculation after the merger. With respect to sub-acquisitions described below, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the calculation from the time of the sub-acquisition until the first fiscal quarter beginning one year following the sub-acquisition. Sub-acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition.

Sub-Acquisitions:

A sub-acquisition involves the acquisition by one of NFP’s firms of a business that is generally too small to qualify for a direct acquisition by NFP, or where the individual running the business wishes to exit immediately or soon after the acquisition, prefers to partner with an existing principal or does not wish to become a principal. The acquisition multiple paid for sub-acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Target Earnings of Acquired Firms:

Represents the estimated annual pre-tax operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business owners or individuals who subsequently become independent contractors who manage the business following acquisition.